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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 2000 included in Medical Manager Corporation's (formerly known as Synetic, Inc.) Form 8-K dated June 19, 2000 and to all references to our Firm included in this registration statement.

                                                   /s/ ARTHUR ANDERSEN LLP



New York, New York
July 26, 2000